EXHIBIT 99
                                                              ----------


   ======================================================================




                                   NISOURCE





   ======================================================================



   ======================================================================
                  PREMIER COMPETITOR IN OUR ENERGY CORRIDOR
   ======================================================================

        [Map of the Eastern United States depicting Energy Corridor]

   *    Strategic Location
        -    30% Population / 40% of U.S. Energy Consumption
        -    Columbia Energy Acquisition Significantly Advances the
             Vision

   *    Second Largest Gas Distribution Company
        -    3.2 million Customers - 9 States

   *    Fourth Largest Gas Pipeline Company
        -    16,500 miles Interstate Pipelines

   *    Second Largest Gas Storage Network
        -    670 Bcf (Market Area)

   *    Superior Skill Set
        -    Full Range of Energy Delivery Capabilities
        -    Customer Focused (not Commodity)
        -    Experienced Management - Best of Both Worlds

                                                     [NiSource logo]



   ======================================================================
                  DIVERSIFY OUR EARNINGS AND GROWTH PROFILE
   ======================================================================

                    [Graphs depicting Pro Forma LTM EBIT]

       NiSource Pre-Merger Pro Forma      NiSource Post-Merger Pro Forma
                LTM EBIT(1)                       LTM EBIT(1)(2)
       -----------------------------      ------------------------------

       Electric              70%          E&P                    6%
       Gas Distribution      25%          Electric              32%
       Other                  5%          Gas Distribution      32%
                                          Gas Transmission      30%


   (1)  Excludes corporate overhead and synergies.
   (2)  Reflects disposition of non-core assets.

                                                     [NiSource logo]


                       ======================================================================
                                             THE NEW NISOURCE PORTFOLIO
                       ======================================================================


                                                         NISOURCE
                                                         --------

                                   Gas                   Electric                                         Other
           Gas                 Transmission             Operations            Exploration &             Products &
       Distribution            and Storage             (Reg/NonReg)             Production               Services
       ------------            ------------            ------------           -------------             ----------
  * 3.2 million           * Over 16,500 Miles     * 430,000 Customers     * Based in Appalachia   *  NiSource Energy
    Customers in Nine       of Pipeline in 16       in Northern Indiana     and Canada               Technologies
    States                  States                * 3,179 MW of           * Proved Gas Reserves      (Distributive
  * 52,000 Miles of       * One of the Largest      Coal-Fired and 203      of 1.1 Tcf               Generation -
    Distribution            Underground Natural     MW of Gas Fired       * Low Finding Costs        Combined Heat/
    Pipeline                Gas Storage             Generation            * Own and Operates         Power and Fuel
  * Unbundling Programs     Networks (670 Bcf)    * Primary Energy          8,000 Wells              Cells)
    Initiated in Most                               (over 900 Mw          * Over 6,000 Miles of
    States                                          Co-generation)          Gathering
                                                  * Energy Marketing        Facilities
                                                  * Interconnected with
                                                    all Midwest Markets



                                                     [NiSource logo]



   ======================================================================
                          CAPITAL FOR FUTURE GROWTH
   ======================================================================


                      2001E Capital Expenditures(1)(2)
                       -------------------------------
                                   $615 MM
                                   -------



              [Graph depicting                  $300 MM Growth Capex
            Capital Expenditures]               --------------------

       E&P                      21%             * 86% Gas
       Electric Operations      19%<------------* 9% Electric
       Gas Distribution         36%             * 5% Products & Services
       Gas Transmission         21%
       Products & Services       3%



   (1)  Reflects completion of $1.4 BN non-core asset sale program
   (2)  Excludes $36 MM in merger-related capitalized costs


                                                       [NiSource logo]



   ======================================================================
                    FOCUSING ON DOMESTIC UTILITY BUSINESS
   ======================================================================

   *    Growing Businesses
        -    Gas/Electric Distribution
        -    Pipeline/Storage
        -    Exploration/Production

   *    Strategically Located
        -    2nd Largest Gas LDC
        -    Pipeline and Electric Crossroads of Midwest
        -    Multi-Market Gas Storage/Marketing

   *    Clean Electric Capacity
        -    Free Capacity Through Cogeneration Projects
        -    No Nuclear Generation

   *    Strong Financial Base
        -    Substantial Cash Flow




                                                       [NiSource logo]



   ======================================================================
                               CORPORATE FOCUS
   ======================================================================


   *    Shareholder Returns in Top 10%

   *    Operating Performance in Top 10%

   *    Strong Marketing/Sales Focus

   *    Develop Products/Services

        -    Storage/Pipelines

   *    Primary Markets

        -    Gulf Coast/Midwest/Northeast Regions



                                                       [NiSource logo]



   ======================================================================
                        FOCUSING ON SHAREHOLDER VALUE
   ======================================================================


                            *    Margin Growth

                            *    Expense Reduction

                            *    Asset Utilization

                            *    Business Growth

                            *    Conservative Dividend Payout



                                                       [NiSource logo]



   ======================================================================
                               DIVIDEND GROWTH
   ======================================================================

                      [Graph depicting dividend growth]

                                                               Indicated
       1996        1997       1998        1999        2000       2001
       ----        ----       ----        ----        ----     ---------

      $0.84       $0.90       $0.96      $1.02       $1.08       $1.16




                                                       [NiSource logo]



   ======================================================================
                          STOCK INVESTMENT HISTORY
   ======================================================================


                         (Quarterly Closing Prices)

                [Graph depicting stock investment history of
                   NiSource and Dow Jones Utility Average]


                                1989         1990        1991         1992         1993         1994         1995
                                ----         ----        ----         ----         ----         ----         ----
       DJUA
        1st                      184          214.7       217.2       205.6         241.5        196.3       187.7
        2nd Qtr                  209.7        210         196.9       211.1         244.8        177.2       202.1
        3rd Qtr                  216.2        198.6       212.8       220.6         249.8        181.5       214.3
        4th Qtr                  235          209.7       226.2       221           229.3        181.5       225.4

       NI Stock
        1st Qtr                   $6.75        $8.94       $9.94      $11.38        $15.13       $15.13      $15.56
        2nd Qtr                   $8.63        $8.81      $10.25      $12.56        $16.31       $14.75      $17
        3rd Qtr                   $9.31        $8.19      $12.25      $13.13        $17          $13.69      $17.44
        4th Qtr                   $9.69        $9.44      $12.88      $13.25        $16.44       $14.88      $19.13


                                1996         1997        1998         1999         2000         2001
                                ----         ----        ----         ----         ----         ----
       DJUA
        1st Qtr                  212.8        218.5       285.9       292           330          412
        2nd Qtr                  220.3        226.8       293.9       317           291
        3rd Qtr                  216.9        238.4       306.7       298.26        312
        4th Qtr                  232.5        273.1       312.3       317           398

       NI Stock
        1st Qtr                  $18.63       $19.63      $28         $27           $26          $30.75
        2nd Qtr                  $20.13       $20.66      $28         $28.81        $16.88
        3rd Qtr                  $17.88       $21.06      $32.88      $22.13        $18.63
        4th Qtr                  $19.82       $24.32      $30.44      $28           $24.44



                                                   [NiSource logo]



   =====================================================================
                            2000 FINANCIAL REVIEW
   =====================================================================


   *    Acquired 2 Million Customers Through Columbia Acquisition

   *    15% Colder Than Normal Weather

   *    Strong Results from New Business Segments

        -    Gas Transmission and Storage

        -    Exploration and Production

   *    Results Exclude One-Time Items Totaling $106.8 After Tax

   *    Results Exclude Water Operations Which are Discontinued





                                                       [NiSource logo]



   =====================================================================
                          ANNUAL EARNINGS PER SHARE
   =====================================================================

            [Graph depicting NiSource annual earnings per share]


   1995     1996       1997       1998        1999         2000
   ----     ----       ----       ----        ----         ----

  $1.36     $1.44    $1.48(1)   $1.56(1)   $1.38(1)(2)  $1.89(1)(2)


  Years are Not Comparable Due to the Acquisition of Columbia Energy, Bay State Gas and TPC Corp.

  (1)  EPS Restated to Reflect Discontinued Operations.
  (2)  EPS From Continuing Operations Before Non-Recurring Items.



                                                       [NiSource logo]



  =====================================================================
                             GAS BUSINESS FOCUS
   =====================================================================

                            *    Grow Gas Business

                                 -    Distribution

                                 -    Transmission

                                 -    Storage

                                 -    Marketing/Sales

                                 -    Acquisitions




                                                       [NiSource logo]



   =====================================================================
                  AN INDUSTRY WITH COMPELLING FUNDAMENTALS
   =====================================================================

                   Growth Driven by New Natural Gas Demand

                                       *    Demand for natural gas to
                                            increase  to approximately
                                            30 Tcf by 2010
     [Bar chart dipicting natural gas
     demand for 1998, 2005 and 2010]   *    25% demand growth through
                                            2010 (2.1% annual growth
                                            rate in electricity)

                                       *    More volatility due to
                                            significant summer demand
                                            and competition with gas
                                            needed to fill storage





                                        1998      2005     2010
                                        ----      ----     ----
           All other uses               13 Tcf    17 Tcf   22 Tcf

           Electricity Generation        3         4        7
                                       ---        ---     ---

           Total                        16 Tcf    21 Tcf   29 Tcf

   Source: Natural Petroleum Council

                                                       [NiSource logo]



   =====================================================================
                          GAS MARKET OPPORTUNITIES
   =====================================================================

   *    Utilize Strategic Crossroads Position in the Midwest Region

        -  All Major Pipeline Interconnects

   *    The Gulf Coast/Midwest/Northeast Gas Markets

        -    Expand Pipeline Interconnects

        -    Build Customer Base

        -    Establish Strongest Market Presence

    *   Market to Regions with High Potential




                                                       [NiSource logo]



   =====================================================================
                              GAS DISTRIBUTION
   =====================================================================

                                       *    3.2 Million Customers

                                       *    Diversification of Customers
                                            and Jurisdictions
    [Map of Columbia and NiSource Gas
           Service Territories]        *    Favorable Overall Regulatory
                                            Environment

                                            - Customer Choice

                                       *    Strong Regulatory
                                            Relationships

                                            - Incentive Opportunities

                                       *    Vertical Integration with
                                            Pipeline and E&P




                                                       [NiSource logo]



   =====================================================================
                        GAS DISTRIBUTION AND STORAGE
   =====================================================================


                                       *    One of the Largest
                                            Integrated Systems in U.S.

                                       *    Majority of Capacity Sold to
             [Map of Storage                LDC Affiliates; Nearly Fully
        Facilities and Pipelines]           Contracted

                                       *    Competitive Cost Structure
                                            Versus Other Pipeline
                                            Systems in the Mid-Atlantic
                                            Region

                                       *    Unique Web-like Network
                                            Benefits from Integrated
                                            Storage and Access to Supply




                                                       [NiSource logo]



   =====================================================================
                         EXPLORATION AND PRODUCTION
   =====================================================================


                                     *    Long-lived Appalachian
                                          Reserves Combined with Low
                                          Risk Drilling Program

                                          - 85% Historical Success Rate:
                                            Low Finding Costs
    [Map of Operation Headquarters,
           Regional Offices,              - Mostly Development Drilling
       U.S. Operating Region and
       Canadian Joint Ventures]      *    Technical Expertise Due to
                                          Historical Focus on the Area

                                     *    Balanced, Diverse Portfolio
                                          (Over 8,000 wells) and Own Gas
                                          Gathering Infrastructure

                                     *    Well-managed Commodity Risk

                                          - Hedged 83% of the Estimated
                                            Gas Production for the
                                            2000-2001 Winter Heating
                                            Season

                                          - Strategy of Hedging 80%
                                            Production of the First 6
                                            Months Forward and 40% of
                                            the Next Six Months (6-12)
                                            of Production

                                          - Internally Funded Capex
                                            Program





                                                       [NiSource logo]



   =====================================================================
                       STRATEGICALLY POSITIONED ASSETS
   =====================================================================



          [Map of Eastern United States depicting NiSource assets]






                                                       [NiSource logo]



   =====================================================================
                         CREATING OPPORTUNITIES. . .
                            IN OUR NEW FOOTPRINT
   =====================================================================

   * Large Industrial Customer Base Provides Multiple Inside the Fence Cogeneration Opportunities

        -    Release Capacity to Capitalize on Marginal Cost Differential

   *    Focus Trading and Marketing on New Asset and Customer Base

        - Capitalize on Opportunities Created by Geographic and Fuel Diversification

   * Create New Customer Opportunities by Utilizing Distributed Generation - CHP Units





                                                       [NiSource logo]



   =====================================================================
                             PRIMARY ENERGY INC.
   =====================================================================

   *    NiSource Inc. Subsidiary Formed in Early 1996

   *    Develop/Manage Energy Projects for Large Industrial Customers

        -    Inland Steel/National Steel/US Steel; 350 MW

        -    Whiting Clean Energy Project; 525 MW

        -    LTV Steel; 50 MW

   *    Partnership with Fluor Daniel

   *    Alliance with Duke Energy

   *    Footprint Creates New Opportunities





                                                       [NiSource logo]



   =====================================================================
                            WALGREENS CHP PROJECT
                    (Combined Heat / Power Microturbine)
   =====================================================================

                                       *  Version 1 Installed June 1999
                                            - World's First Commercial
                                              System
        [Picture showing Combined           - Size 12' x 25'; Using 30
         Heat/Power Microturbines             KW Capstone Microturbine
         installed at Walgreens             - Grid Dependent
             store locations]               - 15 month Continuous
                                              Operation
                                            - Proven Control System

                                       *  Version 2 Installed December
                                          2000
                                            - Improvements in Cost,
                                              Size, and Weight,
                                              Performance
                                              *  Size: 10' x 15'
                                              *  Grid Parallel
                                            - Improved Max Thermal
                                              Efficiency from 30% to 72%
                                            - Assess Customer Economics
                                            - Final Test Before Customer
                                              Prototype





                                                       [NiSource logo]



   =====================================================================
                           ELECTRIC BUSINESS FOCUS
   =====================================================================

                            *    Maximize Asset Value

                                 -     Lower Fuel/Production Costs

                                 -     Increase Unit Availability

                            *    Market Generation to Higher Margins

                                 -     Retail Customer Growth

                                 -     Wholesale Markets





                                                       [NiSource logo]



   =====================================================================
                         INTEGRATED ELECTRIC UTILITY
   =====================================================================


                                       *  Vertically Integrated
                                          Regulated Utility - 430,000
                                          Customers

                                          -  Utilize Primary Energy to
              [MAP OF STATE                  Reduce Exposure to
           OF INDIANA DEPICTING              Higher-risk Industrial
            NIPSCO TERRITORY]                Customers

                                       *  3,400 MW Generation Portfolio
                                          Would Yield Premium in
                                          Divestiture

                                          -  No Nuclear Exposure

                                       *  Indiana - Fair Value Rate Base
                                          State

                                       *  Actively Managing
                                          Environmental Risk





                                                       [NiSource logo]



   =====================================================================
                  LEVERAGE ELECTRIC POSITION IN THE MIDWEST
   =====================================================================


                                       *  Low-Cost Portfolio of
                                          Coal-Fired Generation (3,400
                                          MW)

      [MAP OF EASTERN UNITED STATES       -  Comparable Transactions
          DEPICTING COM ED HUB,              Suggest Value Greater Than
      MICHIGAN MARKET, CINERGY HUB]          Book

                                       *  Gateway Interconnect with Five
                                          Surrounding Control Areas

                                          -  Net Long Asset Position

                                          -  Sell Excess Energy Into
                                             Chicago, Cinergy and
                                             Michigan Markets




                                                       [NiSource logo]



   =====================================================================
                        ELECTRIC MARKET OPPORTUNITIES
   =====================================================================

   *    Partner with Customers

        -    Installed Cogeneration

        -    Retain/Grow Business

   *    Market Power in Midwest

   *    Expand Primary Energy

   *    Overlay New Electric Systems Utilizing Gas Technologies

        -    Cogeneration and Microturbines (CHP)





                                                       [NiSource logo]



   =====================================================================
                           EARNINGS GROWTH DRIVERS
   =====================================================================


                                       *  Customer Growth and Cost
                                          Cutting at Regulated
                                          Businesses
      [CHART DEPICTING EXPECTED NET
       INCOME ATTRIBUTABLE TO BASE     *  Continued Drilling Program in
        BUSINESS, GAS OPTIONALITY,        Appalachia
         ELECTRIC OPTIONALITY AND
         DISTRIBUTED GENERATION]       *  Millennium Pipeline Project

                                       *  Manage Combined Delivery
                                          Network to Capture Value

                                       *  Leverage Midwest Electric
                                          Position and Extensive Gas
                                          Network

                                       *  Bring Energy Closer to
                                          Customer (Distributed
                                          Generation)




                                                       [NiSource logo]



   ======================================================================
                               CREATING VALUE
                     WITH LOWER RISK AND HIGHER RETURNS
   ======================================================================


   *  Regulated Gas/Electric Businesses

      - Aggressive Cost Efficiencies

      - Incentive Opportunities

   *  Unregulated Business Opportunities

      - Leverage Existing Asset Base into Knowledge Based Businesses with High Returns

   *  Creating New Business Opportunities in Growth Markets

      - Merchant Business

      - Distributed Generation

   *  Maintain Strong Financial Profile




                                                       [NiSource logo]



   =====================================================================
                            BUILDING FOR TOMORROW
   =====================================================================

                          DISTRIBUTION VALUE CHAIN



          UPSTREAM                                       DOWNSTREAM
          --------                                       ----------

                                  Commodity               Commodity
         Commodity<------------>Distribution<------------>Conversion
         ---------              ------------              ----------

   *  Pipeline Expansion     *  Regulated Utilities    *  Cogeneration
      - Midwest              *  Customer Growth*       *  Customer Choice
      - New England                                    *  Products &
   *  Gas Storage                                         Services
   *  Exploration &                                    *  Distributed
      Production                                          Generation
   *  Gas/Electric
      Optionality
   *  Risk Management





                                                       [NiSource logo]



   =====================================================================
                           NISOURCE ENERGY MARKET
   =====================================================================


    *  3.2 Million Customers

    *  16,500 Miles of Gas Pipelines

    *  670 Bcf of Gas Storage            [MAP OF EASTERN UNITED STATES
                                          DEPICTING ENERGY CORRIDOR]
    *  4,000 MW Power Generation

    *  1.1 Tcf Proved Natural Gas
       Reserves




                                                       [NiSource logo]



   =====================================================================
                         BUILDING SHAREHOLDER VALUE
   =====================================================================


                              -----------------
                              SHAREHOLDER VALUE
                              -----------------

           ---------------    -------------------  -----------------
              Maximize              Focused
             Utilization           Strategic         Environmental
              of Assets           Investments         Stewardship
           ---------------    -------------------  -----------------


    ---------------   ---------------  ---------------   ---------------
                                          Management
        Employee         Customer         Expenses/
     Effectiveness        Driven           Margins         Technology
    ---------------   ---------------  ---------------   ---------------


    --------------------------------------------------------------------
                             FINANCIAL STRENGTH
    --------------------------------------------------------------------




                                                       [NiSource logo]



   ======================================================================



                                [NiSource logo]





   These materials contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to various risks and uncertainties. The factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed herein include factors that are beyond the company's ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and the actions of the federal and state regulators. Other factors include, but are not limited to, actions in the financial markets, weather conditions, economic conditions in the company's market territories, fluctuatinos in energy-related commodity prices, conversion activity, other marketing efforts and other uncertainties. These and other risk factors are detailed from time to time in the company's SEC reports. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The company does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this elease.



   ======================================================================